FIRST AMENDMENT TO FORBEARANCE AGREEMENT

     THIS AGREEMENT, made on this 30th day of April, 1999 between Blue Fish Clothing, Inc. ("Blue Fish"), having a principal place of business located at #3 6th Street, Frenchtown, New Jersey (the "Business Premises"); Sovereign Bank ("Sovereign"), successor by merger to Carnegie Bank,N.A., ("Carnegie") having a place of business located at 619 Alexander Road, Princeton, New Jersey; Jennifer P. Barclay ("Barclay" or "Guarantor") having a residence located at 189 County Line Road, Riegelsville, Pennsylvania (the "Residence");

     WHEREAS, on February 18, 1999, Blue Fish, Barclay and Sovereign entered into a Forbearance Agreement, the terms of which are fully set forth therein (the "Forbearance Agreement"); and

     WHEREAS, the Forbearance Period as defined in the Forbearance Agreement is to expire at 12:00 a.m. on May 4, 1999; and

     WHEREAS, the parties are desirous of extending the Forbearance Period and the term of the March 1998 Business Manager Agreement for a period of sixty
(60) days through July 2, 1999; and

     WHEREAS, the parties are also desirous of changing certain terms of the Forbearance Agreement as set forth below;

     NOW THEREFORE, in consideration for the mutual premises set forth herein and other good and valuable consideration, the receipt and sufficiency is hereby acknowledged, the parties to this Agreement do hereby agree to the terms set forth below.

     1. WHEREAS CLAUSES The above referenced Whereas clauses are hereby incorporated by reference in all respects.

     2.  FORBEARANCE PERIOD

         a. The Forbearance Period set forth in the Forbearance Agreement is hereby extended for sixty (60) days and shall expire on July 2, 1999 at 11:59 p.m. Any dates referred to in the Forbearance Agreement have also been extended sixty days.

     3.  1998 BUSINESS MANAGER AGREEMENT

         a. The term of the March 1998 Business Manager Agreement is hereby extended for sixty (60) days and shall expire on July 2, 1999 at 11:59 p.m.

     4.  EVENTS OF DEFAULT

         a.  Paragraph 14j of the Forbearance Agreement is hereby deleted.

     5.  AUTHORIZATION

         a. Simultaneously with the execution of this First Amendment To Forbearance Agreement, Blue Fish shall deliver to Sovereign a Resolution of its Board OF Directors authorizing the execution of this agreement by Jeffrey L. Haims ("Haims").

         b. Simultaneously with the execution of this First Amendment To Forbearance Agreement, Blue Fish shall deliver to Sovereign an Officer Cer-tificate certifying that Haims is an officer of Blue Fish and is authorized to execute this First Amendment To Forbearance Agreement on behalf of Blue Fish.

     6.  GENERAL PROVISIONS

         a. All other terms and conditions as set forth in the Forbearance Agreement shall remain in full force and effect.

         b. Blue Fish shall pay to Sovereign an extension fee of Four Thousand ($4,000.00) Dollars, Two Thousand ($2,000.00) Dollars of which shall be payable at the time of the execution of this agreement with the remaining Two Thousand ($2,000.00) Dollars being paid on or before June 2, 1999. Said failure to pay said amounts shall constitute a default under the Forbearance Agreement.

         c. This First Amendment To Forbearance Agreement may be executed in one (1) or more counterparts, each of which when executed shall be deemed an original. Such counterparts shall together, constitute one (1) and the same agreement.

ATTEST                                    SOVEREIGN BANK

                                          /s/ Christopher Tonkovich
____________________________              __________________________________
                                          Christopher Tonkovich,
                                          Vice President

ATTEST                                    BLUE FISH CLOTHING, INC.

                                          /s/ Jeffrey L. Haims
____________________________              __________________________________
                                          Jeffrey L. Haims, President & CEO

WITNESS

/s/ Jeffrey L. Haims                      /s/ Jennifer P. Barclay
____________________________              __________________________________
Jeffrey L. Haims                          Jennifer P. Barclay, Guarantor